UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 7, 2023

MOBIV ACQUISITION CORP

(Exact name of registrant as specified in its charter)

Delaware	001-41464	87-4345206
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

850 Library Avenue, Suite 204

Newark, Delaware 19711

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (302) 738-6680

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, par value $0.000001 per share, and one warrant to acquire one share of Class A common stock	MOBVU	The Nasdaq Stock Market LLC
Class A common stock included as part of the Units	MOBV	The Nasdaq Stock Market LLC
Warrants included as part of the Units	MOBVW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure contained in Item 5.07 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosure contained in Item 5.07 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On July 7, 2023, Mobiv Acquisition Corp (the “Company”) held a special meeting of stockholders (the “Special Meeting”), at which holders of 11,154,549 shares, composed of 8,653,299 Class A common stock, par value $0.000001 per share (“Class A Common Stock”) and 2,501,250 Class B common stock, par value $0.0001 per share (the “Class B Common Stock,” and together with the Class A Common Stock, the “Common Stock”), were present in person or by proxy, representing approximately 84.8% of the voting power of the 13,149,600 issued and outstanding Common Stock (the “Outstanding Shares”) entitled to vote at the Special Meeting as of the close of business on June 20, 2023, which was the record date for the Special Meeting.

In connection with the Special Meeting, stockholders properly elected to redeem an aggregate of 4,331,613 Class A Common Stock at a redemption price of approximately $10.58 per share (the “Redemption”), for an aggregate redemption amount of approximately $45,849,101.56. Following the Redemption, approximately $60,051,462.78 will remain in the Company’s trust account (the “Trust Account”), not including any Extension Payments, as described below.

At the Special Meeting, the Company’s stockholders approved the proposal (the “Charter Amendment Proposal”) to amend the Company’s amended and restated certificate of incorporation (the “Charter”) to extend the date by which the Company must consummate a business combination from July 8, 2023 (the “Termination Date”) to July 15, 2023 and to allow the Company’s Chief Executive Officer or Chief Financial Officer, without a further shareholder vote, to further extend the Termination Date from July 15, 2023 to August 8, 2023 and thereafter on a monthly basis up to six times after August 8, 2023 (each, an “Extension,” and the end date of each such Extension, the “Extended Date”), for a total of up to seven months after the Termination Date (assuming the Company has not consummated a business combination) by depositing into the Trust Account on the then-applicable Extended Date, for each Extension, beginning on the Extension commencing July 15, 2023, the lesser of (i) $100,000 or (ii) $0.05 for each share of Class A Common Stock not redeemed in connection with the Charter Amendment Proposal (the “Extension Payment”) until February 8, 2024 (assuming the Company’s business combination has not occurred).

As a result of the approval of the Charter Amendment Proposal, the Company’s sponsor (or one or more of its affiliates or third-party designees) (the “Sponsor”) exercised an Extension and will make an Extension Payment into the Trust Account on the Extended Date associated with the Extension in the amount of $100,000, which is the amount that is the lesser of (i) $100,000 and (ii) $0.05 for each share of the Company’s Class A Common Stock not redeemed in connection with the Charter Amendment Proposal.

The following is a tabulation of the votes with respect to the Charter Amendment Proposal, which was approved by the Company’s stockholders:

Common Stock Votes For	Common Stock Votes Against	Common Stock Abstentions
10,848,460	306,079	10

Additionally, the Company’s stockholders approved a second proposal (the “Trust Amendment Proposal”) to amend the Investment Management Trust Agreement, dated August 3, 2022, between the Company and Continental Stock Transfer & Trust Company (“CST” and such agreement, the “Trust Agreement”) to change the initial date on which CST must commence a liquidation of the Trust Account to the Extended Date, as applicable, or such later date as may be approved by our stockholders in accordance with the Charter, as it may be further amended or restated from time to time, if a letter of termination under the Trust Agreement is not received by CST prior to such date.

The following is a tabulation of the votes with respect to the Trust Amendment Proposal, which was approved by the Company’s stockholders:

Common Stock Votes For	Common Stock Votes Against	Common Stock Abstentions
10,848,460	306,079	10

On July 7, 2023, the Company filed a Certificate of Amendment of the Charter with the Secretary of State of the State of Delaware (the “Charter Amendment”) to reflect the Charter Amendment Proposal and address any scrivener’s or typographical errors. The foregoing description of the Charter Amendment is qualified in its entirety by reference to the full text of the Charter Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On July 7, 2023, the Company and CST entered into an Amendment to the Investment Management Trust Agreement (the “Trust Amendment”) to reflect the Trust Amendment Proposal and address and scriveners or typographical errors. The foregoing description of the Trust Amendment is qualified in its entirety by reference to the full text of the Trust Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Mobiv Acquisition Corp.

10.1	Amendment to the Investment Management Trust Agreement

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mobiv Acquisition Corp

	By:	/s/ Peter Bilitsch
	Name:	Peter Bilitsch
	Title:	Chief Executive Officer
Date: July 7, 2023